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                                                                    EXHIBIT 32.2

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C Section 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     I, Michael C. Phalen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the accompanying Annual Report on Form 10-K of Krispy Kreme Doughnuts, Inc. (the "Company") for the fiscal year ended February 1, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                       Date: April 16, 2004

                                                       /s/ Michael C. Phalen
                                                       -------------------------
                                                       Michael C. Phalen
                                                       Chief Financial Officer

This certification shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

A signed original of this written statement required by Section 906 has been provided to Krispy Kreme Doughnuts, Inc. and will be retained by Krispy Kreme Doughnuts, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.